PROPERTY, PLANT AND EQUIPMENT, NET (DETAILS) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
At cost:
Machinery and equipment	$ 11,933	$ 12,124
Furniture and fixtures	437	444
Leasehold improvements	483	483
Motor vehicles	87	87
Total	12,940	13,138
Less: Accumulated depreciation and impairment	(11,727)	(11,369)
Property, plant and equipment, net	$ 1,213	$ 1,769